[LOGO] PIONEER
                                                                  Investments(R)

Pioneer
Tax-Managed
Fund

SEMIANNUAL REPORT 6/30/01

Table of Contents
--------------------------------------------------------------------------------

Letter from the President                                                      1

Portfolio Summary                                                              2

Performance Update                                                             3

Portfolio Management Discussion                                                6

Schedule of Investments                                                        9

Financial Statements                                                          14

Notes to Financial Statements                                                 20

Trustees, Officers and Service Providers                                      24

Retirement Plans from Pioneer                                                 25

Programs and Services for Pioneer Shareowners                                 27
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Pioneer Tax-Managed Fund

LETTER FROM THE PRESIDENT 6/30/01

Dear Shareowner,
--------------------------------------------------------------------------------
The major market averages declined over the first half of 2001, but not without recovering noticeably from the low points that they reached during the spring. It's too soon to say that this period of turbulence is behind us. However, we believe the Federal Reserve Board's aggressive monetary and interest rate policies will eventually be reflected in improving business conditions and a better outlook for corporate profits. Growth in corporate profits, often anticipated by the market, historically has been the precursor for higher stock prices.

Slumping stock markets and a tighter market for lending have brought some attractive values to light, for both stock and bond investors. At Pioneer we have always viewed interim price declines as chances to uncover good investments. When prices are low, the best values often emerge, and the seeds of future performance are sown. A related point is that patience is a valuable asset for investors; in addition to our focus on value, a long-term view is at the core of our investment philosophy.

Staying committed to an investment program can be difficult when good economic news is hard to find. But I'd like to remind you that solid investment opportunities aren't usually found in the headlines. They're more likely to turn up in the pages of corporate reports, in the course of a management interview and as a result of old-fashioned digging - in other words, the kind of intensive research we have been doing on behalf of investors since Pioneer's founding in 1928.

Sooner or later, the economy seems likely to regain momentum. In the meantime, your best move may be to contact your financial representative. Use the opportunity to discuss whether your portfolio is positioned appropriately for your current needs and the changing economic scene.

Quarterly updates now on the worldwide web

As you probably know, you have been receiving quarterly, semiannual and annual reports for your fund. You may not be aware that the information in the quarterly reports is largely duplicated on our website. In addition, the cost to the fund's shareowners of putting up-to-date data on the worldwide web is much lower than the expense of printing and mailing reports. For those reasons, we have decided to discontinue your fund's quarterly reports; instead, we will post performance, largest holdings and other relevant facts and figures for the fund at www.pioneerfunds.com. The savings realized are substantial and will help keep fund expenses low. Of course, you will continue to receive semiannual and annual reports as before.

Respectfully,

/s/ David Tripple

David Tripple
Pioneer Investment Management, Inc.


                                                                               1
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Pioneer Tax-Managed Fund

PORTFOLIO SUMMARY 6/30/01

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[PIE CHART]

U.S. Common Stocks                                95%
Depository Receipts for International Stocks       4%
International Common Stocks                        1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

[PIE CHART]

Technology                                        30%
Financials                                        19%
Health Care                                       13%
Consumer Cyclicals                                12%
Consumer Staples                                  10%
Energy                                             5%
Communication Services                             5%
Transportation                                     3%
Other                                              3%

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of equity holdings)

  1. Safeco Corp.                 3.83%    6. Ford Motor Corp.           2.49%
  2. IBM Corp.                    3.14     7. Wal-Mart Stores, Inc.      2.39
  3. Microsoft Corp.              2.90     8. SBCCommunications, Inc.    2.36
  4. Quaker Oats Co.              2.88     9. Mellon Financial Corp.     2.27
  5. Novellus Systems, Inc.       2.63    10. Motorola, Inc.             2.24

Fund holdings will vary for other periods.


2
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Pioneer Tax-Managed Fund

PERFORMANCE UPDATE 6/30/01                                    CLASS A SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $9.15         $9.99

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00 - 6/30/01)          Dividends     Capital Gains     Capital Gains
                                  -               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Managed Fund at public offering price, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2001)

                 Net Asset   Public Offering
Period             Value         Price*
Life-of-Class      -5.34%         -8.73%
(11/18/99)
1 Year            -15.36         -20.23

* Reflects the deduction of the maximum 5.75% sales charge at the beginning of the period and assumes reinvestment of distributions at net asset value.

[LINE CHART]

Growth of $10,000

                                          Pioneer        Standard & Poor's
  Date                               Tax-Managed Fund*       500 Index
11/18/99                                    9425               10000
                                            9312                9747
12/31/99                                    9943               10340
                                            9463                9813
                                            9491                9616
                                           10226               10575
                                           10066               10249
                                           10170               10025
6/30/00                                    10189               10293
                                            9915               10126
                                           10377               10740
                                            9981               10195
                                            9991               10144
                                            9142                9332
12/31/00                                    9416                9398
                                            9689                9723
                                            8841                8826
                                            8464                8286
                                            9029                8922
                                            8916                8968
6/30/01                                     8624                8770

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               3
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Pioneer Tax-Managed Fund

PERFORMANCE UPDATE 6/30/01                                    CLASS B SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $9.03         $9.89

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00 - 6/30/01)          Dividends     Capital Gains     Capital Gains
                                  -               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Managed Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2001)

                  If        If
Period           Held    Redeemed*
Life-of-Class    -6.10%    -8.44%
(11/18/99)
1 Year          -15.92    -19.29

* Reflects deduction of the maximum applicable contingent deferred sales charge (CDSC) at the end of the period and assumes reinvestment of distributions. The maximum CDSC of 4% declines over six years.

[LINE CHART]

Growth of $10,000

                                          Pioneer        Standard & Poor's
  Date                               Tax-Managed Fund*       500 Index
11/18/99                                    9425               10000
                                            9312                9747
12/31/99                                    9943               10340
                                            9463                9813
                                            9491                9616
                                           10226               10575
                                           10066               10249
                                           10170               10025
6/30/00                                    10189               10293
                                            9915               10126
                                           10377               10740
                                            9981               10195
                                            9991               10144
                                            9142                9332
12/31/00                                    9416                9398
                                            9689                9723
                                            8841                8826
                                            8464                8286
                                            9029                8922
                                            8916                8968
6/30/01                                     8624                8770

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


4
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Pioneer Tax-Managed Fund

PERFORMANCE UPDATE 6/30/01                                    CLASS C SHARES

Share Prices and Distributions
--------------------------------------------------------------------------------
Net Asset Value
per Share                     6/30/01       12/31/00
                              $9.05         $9.91

Distributions per Share       Income        Short-Term        Long-Term
(12/31/00 - 6/30/01)          Dividends     Capital Gains     Capital Gains
                                  -               -                 -

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the growth of a $10,000 investment made in Pioneer Tax-Managed Fund, compared to the growth of the Standard & Poor's 500 Index.

Average Annual Total Returns
(As of June 30, 2001)

                  If        If
Period           Held    Redeemed*
Life-of-Class    -5.98%    -5.98%
(11/19/99)
1 Year          -15.89    -15.89

* Assumes reinvestment of distributions. The 1% contingent deferred sales charge (CDSC) applies to redemptions made within one year of purchase.

[LINE CHART]

Growth of $10,000

                                          Pioneer        Standard & Poor's
  Date                               Tax-Managed Fund*       500 Index
11/19/99                                   10000               10000
                                            9880                9767
12/31/99                                   10540               10361
                                           10040                9834
                                           10060                9636
                                           10830               10597
                                           10640               10270
                                           10750               10046
6/30/00                                    10760               10315
                                           10470               10147
                                           10950               10763
                                           10520               10216
                                           10530               10165
                                            9630                9351
12/31/00                                    9910                9417
                                           10200                9743
                                            9300                8844
                                            8900                8303
                                            9480                8941
                                            9360                8986
6/30/01                                     9050                8788

The Fund's investment adviser, Pioneer Investment Management, Inc., reduced its management fee and certain other expenses, otherwise, returns would have been lower. Expense limitation for the Fund's Class A shares applies proportionately to Class B and Class C Shares.

The Fund's ability to pursue tax-managed strategies may be reduced under certain circumstances including adverse market conditions, changes in tax laws and shareowner redemptions.

The Standard & Poor's 500 Index is an unmanaged measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange and the over-the-counter market. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expenses or sales charges. You cannot invest directly in the Index.

Past performance does not guarantee future results. Return and share price fluctuate, and your shares, when redeemed, may be worth more or less than their original cost.


                                                                               5
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Pioneer Tax-Managed Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01

In the following discussion, John Carey, the portfolio manager of Pioneer Tax-Managed Fund gives an overview of the market environment and Pioneer Tax-Managed Fund's performance over the past six months.

Q:    How did the Fund perform during the difficult first half of 2001?

A: Like the stock market in general as measured by the Standard & Poor's 500, Pioneer Tax-Managed Fund showed a loss for the first six months of the year. Class A shares of the Fund declined by 8.41% in the period, versus a comparable decline of 8.56% for the average fund in Lipper's Large-Cap Core group. (Lipper, Inc. is an independent firm that tracks mutual fund performance.) Over the six months ended June 30, 2001 the S&P fell 6.68%. Our under- performance relative to the S&P was generally attributable to our higher-than-market weighting throughout the period in the troubled technology sector. At June 30, the portfolio had 30.4% of assets invested in technology, versus 19.1% for the S&P. While we believe that longer-term prospects are very interesting for many companies in technology, shorter-term issues, especially slower earnings and sales growth, have greatly affected share prices in the sector.

      Otherwise, the portfolio had its pockets of good performance and its areas of weakness. For instance, Lowe's, operator of home-improvement stores, showed an extremely strong investment result, with its shares rising more than 60%. However, Interpublic, hit by weakness in its advertising business, and CVS, hurt by a sluggish outlook for its drug stores, both saw their shares fall by more than 30%.

Q:    Please review the objectives of the Fund.

A: Lately tax cuts have been the topic of discussion and the priority of legislators. Nevertheless, we think it safe to say that most investors will still be quite conscious of their tax bills and desirous of ways to manage them. Pioneer Tax-Managed Fund has the objective of helping investors in that way, by doing everything we can to keep taxable distributions of both current income and capital gains to a minimum. Indeed, so far the Fund has not made any distributions at all, though we must hasten to say that the Fund has only been in operation since November 1999, and we cannot guarantee that we will never


6
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Pioneer Tax-Managed Fund

      be in the position of needing to make such distributions. If we can succeed, however, in minimizing distributions, you, the shareowners in the Fund, will be substantially in control of when to recognize and incur whatever tax liabilities may accumulate for you while you own shares of the Fund. That is, you can choose when to sell your shares and pay whatever tax you may owe on any gain in Fund value.

Q:    How is the portfolio structured to achieve the Fund's objectives?

A: First, of course, we aim to structure the Fund's holdings so that the total dividend and interest income is less than the Fund expenses that are deducted from gross income before distributions are made to shareowners. We do invest in some dividend-paying stocks, but we take care to see that the income they generate is absorbed by management fees, transfer agent fees, and other mandated fund expenses. Secondly, with regard to capital gains, we take a long-term approach to our investments, with the goal of building value in the portfolio rather than dissipating the value periodically by taking profits and requiring you to pay the tax on them. When we do realize gains, as we feel occasionally we must, for various investment- related reasons, we are aggressive in looking for offsetting losses in the portfolio that we can also realize. Through June 30, 2001, we actually had kept the realized gains below the level of realized losses.

Q:    Can you comment on recent portfolio activity?

A: In the second quarter we added just one position, Morgan Stanley Dean Witter, the brokerage and investment-banking company. We thought that the sharp sell-off in its shares since last fall -- when the stock traded as high as $110 per share versus $64 at the end of June 2001 -- reflected most of the risks to the company from the near-term weakness in its securities-underwriting and other financial-services businesses. We sold shares of Palm, preferring to keep our technology investment in bigger, more established companies during this difficult time in that sector. Otherwise, we made some adjustments here and there in the portfolio, but by and large just sat patiently with what we already owned.


                                                                               7
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Pioneer Tax-Managed Fund

PORTFOLIO MANAGEMENT DISCUSSION 6/30/01                             (continued)

Q:    What is your outlook on the market for the remainder of the year?

A: Our outlook remains positive as we look out beyond the current economic environment. We are invested, we believe, in many companies with significant growth opportunities in the years ahead. Eventually, we also believe, the stock market will focus on those longer-term positives rather than being so fixated on the shorter-term negatives. We do think that by later this year or early next year the economy will show signs of improvement. The interest-rate and income-tax reductions should have a stimulative effect on the economy. In due course companies should also be able to work down their excess inventories and rationalize their capital plant. One thing to remember, especially with the excess inventory and plant that we all read about every day in the communications and technology industries, is that in this fast-evolving business world in which we live the shelf life of inventory and production equipment is shorter than in the past. Even if technological goods are not sold and communications systems are not used, they will become obsolete and eliminated in that way.

      We are encouraged that consumer confidence has held up reasonably well through all of this. Economic growth has been the story in the United States for over two hundred years, and we know of no reasons why it should not resume if we can just be patient. We feel that the Fund is well positioned for the resumption of growth, and in the months ahead we shall continue making changes we feel will improve our positioning. Thank you as always for your support and interest.


8
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Pioneer Tax-Managed Fund

SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)

    Shares                                                                Value
              COMMON STOCKS - 100.0%
              Basic Materials - 0.9%
              Aluminum - 0.9%
     6,400    Alcoa, Inc.                                            $   252,160
                                                                     -----------
              Total Basic Materials                                  $   252,160
                                                                     -----------
              Capital Goods - 0.9%
              Aerospace/Defense - 0.3%
     2,300    Lockheed Martin Corp.                                  $    85,215
                                                                     -----------
              Manufacturing (Diversified) - 0.6%
    10,000    Corning, Inc.                                          $   167,100
                                                                     -----------
              Total Capital Goods                                    $   252,315
                                                                     -----------
              Communication Services - 5.2%
              Telecommunications (Long Distance) - 0.9%
    11,400    Sprint Corp.                                           $   243,504
                                                                     -----------
              Telephone - 4.3%
    10,200    BellSouth Corp.                                        $   410,754
    15,900    SBC Communications, Inc.                                   636,954
     2,000    Verizon Communications                                     107,000
                                                                     -----------
                                                                     $ 1,154,708
                                                                     -----------
              Total Communication Services                           $ 1,398,212
                                                                     -----------
              Consumer Cyclicals - 12.4%
              Automobiles - 2.5%
    27,376    Ford Motor Corp.                                       $   672,081
                                                                     -----------
              Household Furnishing & Appliances - 0.3%
     3,000    Pioneer Corp. (A.D.R.)                                 $    92,550
                                                                     -----------
              Publishing - 1.7%
     7,000    McGraw-Hill Co., Inc.                                  $   463,050
                                                                     -----------
              Publishing (Newspapers) - 2.3%
     3,000    Gannett Co., Inc.                                      $   197,700
    10,200    Tribune Co.                                                408,102
                                                                     -----------
                                                                     $   605,802
                                                                     -----------
              Retail (Building Supplies) - 1.0%
     3,700    Lowe's Companies, Inc.                                 $   268,435
                                                                     -----------
              Retail (General Merchandise) - 2.5%
       800    Target Corp.                                           $    27,680
    13,200    Wal-Mart Stores, Inc.                                      644,160
                                                                     -----------
                                                                     $   671,840
                                                                     -----------


   The accompanying notes are an integral part of these financial statements.  9

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Pioneer Tax-Managed Fund

SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                          (continued)

    Shares                                                                Value

              Services (Advertising/Marketing) - 2.1%
     9,300    The Interpublic Group of Companies, Inc.               $   272,955
     3,300    Omnicom Group                                              283,800
                                                                     -----------
                                                                     $   556,755
                                                                     -----------
              Total Consumer Cyclicals                               $ 3,330,513
                                                                     -----------
              Consumer Staples - 10.3%
              Beverages (Non-Alcoholic) - 1.2%
     7,600    PepsiCo, Inc.                                          $   335,920
                                                                     -----------
              Broadcasting (Cable/Television/Radio) - 0.3%
     1,800    Cox Communication, Inc. *                              $    79,740
                                                                     -----------
              Foods - 4.7%
    12,500    Campbell Soup Co.                                      $   321,875
     4,200    H.J. Heinz Co.                                             171,738
     8,500    Quaker Oats Co.                                            775,625
                                                                     -----------
                                                                     $ 1,269,238
                                                                     -----------
              Household Products (Non-Durables) - 2.1%
     3,800    Colgate-Palmolive Co.                                  $   224,162
     5,300    Procter & Gamble Co.                                       338,140
                                                                     -----------
                                                                     $   562,302
                                                                     -----------
              Retail (Drug Stores) - 2.0%
     9,000    CVS Corp.                                              $   347,400
     5,200    Walgreen Co.                                               177,580
                                                                     -----------
                                                                     $   524,980
                                                                     -----------
              Total Consumer Staples                                 $ 2,772,180
                                                                     -----------
              Energy - 5.3%
              Oil & Gas (Drilling & Equipment) - 1.3%
     8,500    Transocean Offshore, Inc.                              $   350,625
                                                                     -----------
              Oil & Gas (Production/Exploration) - 0.9%
     8,000    Houston Exploration Co. *                              $   250,000
                                                                     -----------
              Oil (International Integrated) - 3.1%
     5,000    Royal Dutch Petroleum Co.                              $   291,350
     7,900    Texaco, Inc.                                               526,140
                                                                     -----------
                                                                     $   817,490
                                                                     -----------
              Total Energy                                           $ 1,418,115
                                                                     -----------


10 The accompanying notes are an integral part of these financial statements.
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Pioneer Tax-Managed Fund


    Shares                                                                Value
              Financials - 18.6%
              Banks (Major Regional) - 5.3%
    13,300    Mellon Financial Corp.                                 $   611,800
     6,800    State Street Corp.                                         336,532
    10,100    Wells Fargo Co.                                            468,943
                                                                     -----------
                                                                     $ 1,417,275
                                                                     -----------
              Banks (Regional) - 0.6%
     2,900    Zions Bancorporation                                   $   171,100
                                                                     -----------
              Financial (Diversified) - 4.2%
    10,334    Citigroup, Inc.                                        $   546,049
     9,000    Morgan Stanley Dean Witter and Co.                         578,070
                                                                     -----------
                                                                     $ 1,124,119
                                                                     -----------
              Insurance (Multi-Line) - 1.4%
     4,500    American International Group, Inc.                     $   387,000
                                                                     -----------
              Insurance (Property-Casualty) - 6.0%
     7,600    Chubb Corp.                                            $   588,468
    35,000    Safeco Corp.                                             1,032,500
                                                                     -----------
                                                                     $ 1,620,968
                                                                     -----------
              Investment Management - 1.1%
     8,100    T. Rowe Price Associates, Inc.                         $   302,859
                                                                     -----------
              Total Financials                                       $ 5,023,321
                                                                     -----------
              Health Care - 12.9%
              Health Care (Diversified) - 5.0%
     6,100    Abbott Laboratories                                    $   292,861
    10,700    Bristol-Myers Squibb Co.                                   559,610
     9,800    Johnson & Johnson                                          490,000
                                                                     -----------
                                                                     $ 1,342,471
                                                                     -----------
              Health Care (Drugs/Major Pharmaceuticals) - 7.0%
     3,869    GlaxoSmithKline Plc                                    $   217,438
     4,500    Eli Lilly & Co.                                            333,000
     6,000    Merck & Co., Inc.                                          383,460
    11,900    Pfizer, Inc.                                               476,595
    13,500    Schering-Plough Corp.                                      489,240
                                                                     -----------
                                                                     $ 1,899,733
                                                                     -----------


   The accompanying notes are an integral part of these financial statements. 11

Pioneer Tax-Managed Fund

SCHEDULE OF INVESTMENTS 6/30/01 (unaudited)                          (continued)

    Shares                                                                Value
              Health Care (Medical Products/Supplies) - 0.9%
     4,000    Genzyme Corp. *                                        $   244,000
                                                                     -----------
              Total Health Care                                      $ 3,486,204
                                                                     -----------
              Technology - 30.4%
              Communications Equipment - 5.7%
    48,900    ADC Telecommunications, Inc. *                         $   322,740
    36,500    Motorola, Inc.                                             604,440
    13,000    Nokia Corp. (A.D.R.)                                       286,520
    39,200    Telefonaktiebolaget LM Ericsson (A.D.R.)                   212,464
     6,000    Tellabs, Inc.                                              115,680
                                                                     -----------
                                                                     $ 1,541,844
                                                                     -----------
              Computer (Hardware) - 5.5%
    18,400    Compaq Computer Corp.                                  $   285,016
    12,600    Hewlett-Packard Co.                                        360,360
     7,500    IBM Corp.                                                  847,500
                                                                     -----------
                                                                     $ 1,492,876
                                                                     -----------
              Computers (Software & Services) - 7.5%
     7,400    Adobe Systems, Inc.                                    $   347,800
    20,000    BMC Software, Inc. *                                       450,800
    10,700    Microsoft Corp. *                                          781,100
     9,300    Synopsys, Inc. *                                           450,026
                                                                     -----------
                                                                     $ 2,029,726
                                                                     -----------
              Electronics (Semiconductors) - 6.8%
     7,000    Altera Corp. *                                         $   203,000
    10,800    Intel Corp.                                                315,900
    13,700    Micrel, Inc. *                                             452,100
     6,500    Micron Technology, Inc. *                                  267,150
    14,000    Taiwan Semiconductor Manufacturing Co. (A.D.R.) *          212,660
    12,100    Texas Instruments, Inc.                                    381,150
                                                                     -----------
                                                                     $ 1,831,960
                                                                     -----------
              Equipment (Semiconductor) - 4.3%
     2,000    Applied Materials, Inc. *                              $    98,200
    12,000    Lam Research Corp. *                                       355,800
    12,500    Novellus Systems, Inc. *                                   709,875
                                                                     -----------
                                                                     $ 1,163,875
                                                                     -----------
              Services (Computer Systems) - 0.3%
     1,900    Computer Sciences Corp. *                              $    65,740
                                                                     -----------

12 The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund


    Shares                                                                Value
              Services (Data Processing) - 0.3%
     1,500    Automatic Data Processing, Inc.                       $    74,550
                                                                    -----------
              Total Technology                                      $ 8,200,571
                                                                    -----------
              Transportation - 2.9%
              Airlines - 1.7%
    24,000    Southwest Airlines Co.                                $   443,760
                                                                    -----------
              Railroads - 1.2%
     7,000    Burlington Northern, Inc.                             $   211,190
     5,600    Norfolk Southern Corp.                                    115,920
                                                                    -----------
                                                                    $   327,110
                                                                    -----------
              Total Transportation                                  $   770,870
                                                                    -----------
              Utilities - 0.2%
              Natural Gas - 0.2%
     1,100    Enron Corp.                                           $    53,900
                                                                    -----------
              Total Utilities                                       $    53,900
                                                                    -----------
              TOTAL COMMON STOCKS - 100.0%
              (Cost $28,961,504) (a)(b)                             $26,958,361
                                                                    ===========

* Non-income producing security.

(a) At June 30,2001, the net unrealized loss on investments based on cost for federal income tax purposes of $29,179,227 was as follows:
      Aggregate gross unrealized gain for all investments in which
        there is an excess of value over tax cost                   $ 2,289,560
      Aggregate gross unrealized loss for all investments in which
        there is an excess of tax cost over value                    (4,510,426)
                                                                    -----------
       Net unrealized loss                                          $(2,220,866)
                                                                    ===========

(b) At December 31, 2000, the Fund had a net capital loss carryforward of $612,173 which will expire in 2008 if not utilized.

Purchases and sales of securities (excluding temporary cash investments) for the six months ended June 30, 2001, aggregated $3,623,099 and $1,774,324, respectively.


   The accompanying notes are an integral part of these financial statements. 13

Pioneer Tax-Managed Fund

BALANCE SHEET 6/30/01 (unaudited)

ASSETS:
   Investment in securities, at value (cost $28,961,504)           $26,958,361
   Cash                                                                107,765
   Receivables -
      Fund shares sold                                                  36,312
      Dividends                                                         17,161
      Other                                                                509
                                                                   -----------
         Total assets                                              $27,120,108
                                                                   -----------

LIABILITIES:
   Fund shares repurchased                                         $    23,683
   Due to affiliates                                                    37,518
   Accrued expenses                                                     60,207
                                                                   -----------
         Total liabilities                                         $   121,408
                                                                   -----------

NET ASSETS:
   Paid-in capital                                                 $30,632,676
   Accumulated net investment loss                                    (119,372)
   Accumulated net realized loss on investments                     (1,511,461)
   Net unrealized loss on investments                               (2,003,143)
                                                                   -----------
         Total net assets                                          $26,998,700
                                                                   ===========

NET ASSET VALUE PER SHARE:
(Unlimited number of shares authorized)
   Class A (based on $10,168,511/1,111,301 shares)                 $      9.15
                                                                   ===========
   Class B (based on $9,783,058/1,083,440 shares)                  $      9.03
                                                                   ===========
   Class C (based on $7,047,131/778,877 shares)                    $      9.05
                                                                   ===========

MAXIMUM OFFERING PRICE:
   Class A                                                         $      9.71
                                                                   ===========


14 The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund

STATEMENT OF OPERATIONS (unaudited)

For the Six Months Ended 6/30/01

INVESTMENT INCOME:
   Dividends (net of foreign taxes withheld of $1,331)       $ 166,727
   Interest                                                     14,840
                                                             ---------
         Total investment income                                          $   181,567
                                                                          -----------
EXPENSES:
   Management fees                                           $ 103,045
   Transfer agent fees
      Class A                                                    8,611
      Class B                                                    8,814
      Class C                                                    3,174
   Distribution fees
      Class A                                                   12,903
      Class B                                                   50,613
      Class C                                                   34,472
   Custodian fees                                               10,713
   Administrative fees                                          18,100
   Registration fees                                            25,340
   Professional fees                                            18,793
   Printing                                                     10,860
   Fees and expenses of nonaffiliated trustees                   3,084
   Miscellaneous                                                 3,626
                                                             ---------
         Total expenses                                                   $   312,148
         Less fees paid indirectly                                             (2,092)
         Less management fees waived and expenses
           assumed by Pioneer Investment Management, Inc.                      (9,117)
                                                                          -----------
         Net expenses                                                     $   300,939
                                                                          -----------
           Net investment loss                                            $  (119,372)
                                                                          -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
   Net realized loss on investments                                       $  (275,032)
   Change in net unrealized gain (loss) on investments                     (2,138,803)
                                                                          -----------
      Net loss on investments                                             $(2,413,835)
                                                                          -----------
      Net decrease in net assets resulting from operations                $(2,533,207)
                                                                          ===========


   The accompanying notes are an integral part of these financial statements. 15

Pioneer Tax-Managed Fund

STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended 6/30/01 and the Year Ended 12/31/00

                                                          Six Months Ended
                                                               6/30/01       Year Ended
FROM OPERATIONS:                                             (unaudited)       12/31/00
Net investment loss                                         $  (119,372)   $  (179,337)
Net realized loss on investments                               (275,032)    (1,236,429)
Change in net unrealized gain (loss) on investments          (2,138,803)       (72,052)
                                                            -----------    -----------
   Net decrease in net assets resulting from operations     $(2,533,207)   $(1,487,818)
                                                            -----------    -----------

FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                            $ 5,295,196    $29,862,754
Cost of shares repurchased                                   (3,753,877)    (5,930,158)
                                                            -----------    -----------
   Net increase in net assets resulting from
   fund share transactions                                  $ 1,541,319    $23,932,596
                                                            -----------    -----------
   Net increase (decrease) in net assets                    $  (991,888)   $22,444,778

NET ASSETS:
Beginning of period                                          27,990,588      5,545,810
                                                            -----------    -----------
End of period (including accumulated net
   investment loss of $119,372 and $0,
   respectively.)                                           $26,998,700    $27,990,588
                                                            ===========    ===========

CLASS A                    '01 Shares   '01 Amount
                           (unaudited)  (unaudited)    '00 Shares   '00 Amount

Shares sold                  181,075    $ 1,758,195     1,096,515   $11,527,012
Less shares repurchased     (148,089)    (1,402,908)     (244,152)   (2,528,212)
                            --------    -----------    ----------   -----------
    Net increase              32,986    $   355,287       852,363   $ 8,998,800
                            ========    ===========    ==========   ===========

CLASS B
Shares sold                  201,934    $ 1,894,458     1,026,715   $10,617,149
Less shares repurchased     (176,576)    (1,644,987)     (181,306)   (1,871,865)
                            --------    -----------    ----------   -----------
    Net increase              25,358    $   249,471       845,409   $ 8,745,284
                            ========    ===========    ==========   ===========

CLASS C
Shares sold                  172,194    $ 1,642,543       745,584   $ 7,718,593
Less shares repurchased      (75,163)      (705,982)     (151,322)   (1,530,081)
                            --------    -----------    ----------   -----------
    Net increase              97,031    $   936,561       594,262   $ 6,188,512
                            ========    ===========    ==========   ===========


16 The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund

FINANCIAL HIGHLIGHTS 6/30/01

                                              Six Months Ended    Year
                                                   6/30/01        Ended    11/18/99 to
CLASS A                                          (unaudited)    12/31/00    12/31/99
Net asset value, beginning of period              $  9.99       $ 10.55     $ 10.00
                                                  -------       -------     -------
Increase (decrease) from investment operations:
   Net investment loss                            $ (0.02)      $ (0.03)    $ (0.00)(a)
   Net realized and unrealized gain
      (loss) on investments                         (0.82)        (0.53)       0.55
                                                  -------       -------     -------
   Net increase (decrease) in
      net asset value                             $ (0.84)      $ (0.56)    $  0.55
                                                  -------       -------     -------
Net asset value, end of period                    $  9.15       $  9.99     $ 10.55
                                                  =======       =======     =======
Total return*                                       (8.41)%       (5.31)%      5.50%
Ratio of net expenses to average
   net assets+                                       1.76%**       1.70%       1.75%**
Ratio of net investment loss
   to average net assets+                           (0.43)%**     (0.46)%     (0.55)%**
Portfolio turnover rate                                13%**         33%          0%
Net assets, end of period (in thousands)          $10,169       $10,768     $ 2,384
Ratios assuming no waiver of management
   fees and assumption of expenses by PIM
   and no reduction for fees paid indirectly:
   Net expenses                                      1.83%**       2.08%       8.74%**
   Net investment loss                              (0.50)%**     (0.84)%     (7.54)%**
Ratios assuming waiver of management
   fees and assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                      1.75%**       1.66%       1.75%**
   Net investment loss                              (0.42)%**     (0.42)%     (0.55)%**

(a)   Amount rounds to less than one cent per share.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


   The accompanying notes are an integral part of these financial statements. 17

Pioneer Tax-Managed Fund

FINANCIAL HIGHLIGHTS 6/30/01

                                                Six Months Ended    Year
                                                    6/30/01        Ended     11/18/99 to
CLASS B                                           (unaudited)     12/31/00    12/31/99
Net asset value, beginning of period                $  9.89       $ 10.52     $ 10.00
                                                    -------       -------     -------
Increase (decrease) from investment operations:
   Net investment loss                              $ (0.05)      $ (0.09)    $ (0.01)
   Net realized and unrealized gain (loss)
      on investments                                  (0.81)        (0.54)       0.53
                                                    -------       -------     -------
Net increase (decrease) in net asset
   value                                            $ (0.86)      $ (0.63)    $  0.52
                                                    -------       -------     -------
Net asset value, end of period                      $  9.03       $  9.89     $ 10.52
                                                    =======       =======     =======
Total return*                                         (8.70)%       (5.99)%      5.20%
Ratio of net expenses to average
   net assets+                                         2.52%**       2.47%       2.60%**
Ratio of net investment loss to
   average net assets+                                (1.19)%**     (1.23)%     (1.42)%**
Portfolio turnover rate                                  13%**         33%          0%
Net assets, end of period (in thousands)            $ 9,783       $10,466     $ 2,238
Ratios assuming no waiver of management
   fees and assumption of expenses by PIM
   and no reduction for fees paid indirectly:
   Net expenses                                        2.59%**       2.86%       8.41%**
   Net investment loss                                (1.26)%**     (1.62)%     (7.23)%**
Ratios assuming waiver of management
   fees and assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                        2.50%**       2.43%       2.60%**
   Net investment loss                                (1.17)%**     (1.19)%     (1.42)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


18 The accompanying notes are an integral part of these financial statements.

Pioneer Tax-Managed Fund

                                              Six Months Ended    Year
                                                   6/30/01       Ended    11/19/99 to
CLASS C                                          (unaudited)    12/31/00   12/31/99
Net asset value, beginning of period                $ 9.91       $10.54     $10.00
                                                    ------       ------     ------
Increase (decrease) from investment operations:
   Net investment loss                              $(0.05)      $(0.08)    $(0.01)
   Net realized and unrealized gain (loss)
      on investments                                 (0.81)       (0.55)      0.55
                                                    ------       ------     ------
Net increase (decrease) in net asset
   value                                            $(0.86)      $(0.63)    $ 0.54
                                                    ------       ------     ------
Net asset value, end of period                      $ 9.05       $ 9.91     $10.54
                                                    ======       ======     ======
Total return*                                        (8.68)%      (5.98)%     5.40%
Ratio of net expenses to average
   net assets+                                        2.43%**      2.40%      2.25%**
Ratio of net investment loss to
   average net assets+                               (1.12)%**    (1.17)%    (1.06)%**
Portfolio turnover rate                                 13%**        33%         0%
Net assets, end of period (in thousands)            $7,047       $6,756     $  924
Ratios assuming no waiver of management
   fees and assumption of expenses by PIM
   and no reduction for fees paid indirectly:
   Net expenses                                       2.50%**      2.76%      8.67%**
   Net investment loss                               (1.19)%**    (1.53)%    (7.48)%**
Ratios assuming waiver of management
   fees and assumption of expenses by PIM and
   reduction for fees paid indirectly:
   Net expenses                                       2.42%**      2.35%      2.25%**
   Net investment loss                               (1.11)%**    (1.12)%    (1.06)%**

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**    Annualized.
+     Ratios assuming no reduction for fees paid indirectly.


  The accompanying notes are an integral part of these financial statements. 19

Pioneer Tax-Managed Fund

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)

1. Organization and Significant Accounting Policies

Pioneer Tax-Managed Fund (the Fund) is a Delaware business trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was organized on August 3, 1999 and commenced operations on November 18, 1999. Prior to November 18, 1999, the Fund had no operations other than those relating to organizational matters and the initial capitalization of the Fund by Pioneer Funds Distributor, Inc. (PFD). The investment objective of the Fund is to seek long-term capital growth by investing primarily in domestic equity securities.

The Fund offers three classes of shares - Class A, Class B and Class C shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and have exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B and Class C shareowners, respectively.

The Fund's financial statements have been prepared in conformity with accounting principles generally accepted in the United States that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund, which are in conformity with those generally accepted in the investment company industry:

A.  Security Valuation

    Security transactions are recorded as of trade date. The net asset value is computed once daily, on each day the New York Stock Exchange is open, as of the close of regular trading on the Exchange. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Securities that have not traded on the date of valuation, or securities for which sale prices are not generally reported, are valued at the mean between the last bid and asked prices. Securities for which market quotations are not readily available are valued at their fair values as determined by, or under the direction of, the Board of Trustees. Dividend income is

Pioneer Tax-Managed Fund


    recorded on the ex-dividend date and interest income, including interest on income bearing cash accounts, is recorded on the accrual basis. Temporary cash investments are valued at amortized cost.

    Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.  Federal Income Taxes

    It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

    The characterization of distributions to shareowners for financial reporting purposes is determined in accordance with federal income tax rules. Therefore, the source of the Fund's distributions may be shown in the accompanying financial statements as either from or in excess of net investment income or net realized gain on investment transactions, or from paid-in capital, depending on the type of book/tax differences that may exist.

C.  Fund Shares

    The Fund records sales and repurchases of its shares as of trade date. PFD, the principal underwriter for the Fund and a majority owned indirect subsidiary of UniCredito Italiano S.p.A (UniCredito Italiano), earned approximately $5,840 in underwriting commissions on the sale of Fund shares during the six months ended June 30, 2001.

D.  Class Allocations

    Distribution fees are calculated based on the average daily net asset values attributable to Class A, Class B and Class C shares of the Fund, respectively. Shareowners of each class share all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expense (see Note 3). Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on the respective percentage of adjusted net assets at the beginning of the day.

Pioneer Tax-Managed Fund

NOTES TO FINANCIAL STATEMENTS 6/30/01 (unaudited)                       (cont'd)

    Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Class A, Class B and Class C shares can bear different transfer agent and distribution fees.

2. Management Agreement

Pioneer Investment Management, Inc. (PIM) manages the Fund's portfolio and is a majority owned indirect subsidiary of UniCredito Italiano. Management fees are calculated daily at the annual rate of 0.75% of the Fund's average daily net assets up to $1 billion and 0.70% of the excess over $1 billion.

PIM has agreed not to impose all or portion of its management fee and to assume other operating expenses of the Fund to the extent necessary to limit Class A expenses to 1.75% of the average daily net assets attributable to Class A shares; the portion of the Fund-wide expenses attributable to Class B and Class C shares will be reduced only to the extent that such expenses are reduced for Class A shares.

In addition, under the management agreement, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. At June 30, 2001, $21,179 was payable to PIM related to management fees, administrative fees and certain other services.

3. Transfer Agent

PIMSS, a majority owned indirect subsidiary of UniCredito Italiano, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in due to affiliates is $1,973 in transfer agent fees payable to PIMSS at June 30, 2001.

4. Distribution Plans

The Fund adopted a Plan of Distribution for each class of shares (Class A Plan, Class B Plan and Class C Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Pursuant to the Class A Plan, the Fund pays PFD a service fee of up to 0.25% of the average daily net assets attributable to Class A shares in reimbursement of its actual expenditures to finance activities primarily intended to result in the sale of Class A shares. Pursuant to the Class B Plan and the Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to

Pioneer Tax-Managed Fund


each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Included in due to affiliates is $14,366 in distribution fees payable to PFD at June 30, 2001.

In addition, redemptions of each class of shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within one year of purchase. Class B shares that are redeemed within six years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower of cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%. Proceeds from the CDSCs are paid to PFD. For the six months ended June 30, 2001, CDSCs in the amount of $23,969 were paid to PFD.

5. Expense Offsets

The Fund has entered into certain directed brokerage and expense offset arrangements resulting in a reduction in the Fund's total expenses. For the six months ended June 30, 2001, the Fund's expenses were reduced by $2,092 under such arrangements.

Pioneer Tax-Managed Fund

TRUSTEES, OFFICERS AND SERVICE PROVIDERS

Trustees
John F. Cogan, Jr., Chairman
Mary K. Bush
Richard H. Egdahl, M.D.
Margaret B.W. Graham
Marguerite A. Piret
David D. Tripple
Stephen K. West
John Winthrop

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Hale and Dorr LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Officers
John F. Cogan, Jr., President
David D. Tripple, Executive Vice President
Vincent Nave, Treasurer
Joseph P. Barri, Secretary

RETIREMENT PLANS FROM PIONEER

Pioneer has a long history of helping people work toward their retirement goals, offering plans suited to the individual investor and businesses of all sizes. For more information on Pioneer retirement plans, contact your investment professional, or call Pioneer at 1-800-622-0176.

Individual Plans

Individual Retirement Account (IRA)

An IRA is a tax-favored account that allows anyone under age 70 1/2 with earned income to contribute up to $2,000 annually. Spouses may contribute up to $2,000 annually into a separate IRA, for a total of $4,000 per year for a married couple. Earnings are tax-deferred, and contributions may be tax-deductible.

Roth IRA

The Roth IRA came about as part of the Taxpayer Relief Act of 1997 and became available to investors in 1998. Contributions, up to $2,000 a year, are not tax-deductible, but earnings are tax-free for qualified withdrawals.

401(k) Plan

The traditional 401(k) plan allows employees to make pre-tax contributions through payroll deduction, up to $10,500 per year or 25% of pay, whichever is less. Employers may contribute.

SIMPLE (Savings Incentive Match PLan for Employees) IRA Plan Businesses with 100 or fewer eligible employees can establish a plan; it resembles a traditional 401(k), but has no administration costs. Employees can make pre-tax contributions of up to $6,000 per year, and an employer contribution is required.

403(b) Plan

Also known as a Tax-Sheltered Account (TSA), a 403(b) plan is available only to employees of public schools, not-for-profit hospitals and certain other tax-exempt organizations. A 403(b) plan lets employees set aside a portion of their salary, before taxes, through payroll deduction.

Simplified Employee Pension Plan (SEP)

SEPs let self-employed people and small-business owners make tax-deductible contributions of up to 15% of their income. Generally, employers must contribute the same percentage of pay for themselves and any eligible employees; contributions are made directly to employees' IRAs. SEPs are easy to administer and can be an especially good choice for firms with few or no employees.

Profit Sharing Plan

Profit sharing plans offer companies considerable flexibility, allowing them to decide each year whether a contribution will be made and how much, up to 15% of each participant's pay. These plans can include provisions for loans and vesting schedules.

Age-Weighted Profit Sharing Plan

Like traditional profit sharing plans, employer contributions are flexible, but age-weighted plans allocate contributions based on both age and salary. Age-weighted plans are designed for employers who want to maximize their own contributions while keeping contributions to employees affordable.

Money Purchase Pension Plan (MPP)

Money purchase plans are similar to profit sharing plans, but allow for higher annual contributions - up to 25% of pay. MPPs aren't as flexible as profit sharing plans; a fixed percentage of pay must be contributed each year, determined when the plan is established. Businesses often set up both MPPs and profit sharing plans.


Most retirement plan withdrawals must meet specific conditions to avoid penalties.

PROGRAMS AND SERVICES FOR PIONEER SHAREOWNERS

Your investment professional can give you additional information on Pioneer's programs and services. If you want to order literature on any of the following items directly, simply call Pioneer at 1-8O0-225-6292.

FactFone(SM)

Our automated account information service, available to you 24 hours a day, seven days a week. FactFone gives you a quick and easy way to check fund share prices, yields, dividends and distributions, as well as information about your own account. Simply call 1-800-225-4321. For specific account information, have your 13-digit account number and four-digit personal identification number at hand.

6-Month Reinstatement Privilege (for Class A and Class B Shares)

Enables you to reinvest all or a portion of the money you redeem from your Pioneer account - without paying a sales charge - within 6 months of your redemption. You have the choice of investing in any Pioneer fund provided the account has the exact same registration and meets the fund's minimum investment requirement. Reinstated accounts may only purchase Class A fund shares.

Investomatic Plan

An easy and convenient way for you to invest on a regular basis. All you need to do is authorize a set amount of money to be moved out of your bank account into the Pioneer fund of your choice. Investomatic also allows you to change the dollar amount, frequency and investment date right over the phone. By putting aside affordable amounts of money regularly, you can build a long-term investment - without sacrificing your current standard of living.

Payroll Investment Program (PIP)

Lets you invest in a Pioneer fund directly through your paycheck. All that's involved is for your employer to fill out an authorization form allowing Pioneer to deduct from participating employees' paychecks. You specify the dollar amount you want to invest into the Pioneer fund(s) of your choice.


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Automatic Exchange Program

A simple way to move money from one Pioneer fund to another over a period of time. Just invest a lump sum in one fund, and select the other Pioneer funds you wish to invest in. You choose the amounts and dates for Pioneer to sell shares of your original fund and use the proceeds to buy shares of the funds you have chosen. Over time, your investment will be shifted out of the original fund. (Automatic Exchange is available for originating accounts with a balance of $5,000 or more.)

Directed Dividends

Lets you invest cash dividends from one Pioneer fund to an account in another Pioneer fund with no sales charge or fee. Simply fill out the applicable information on a Pioneer Account Options Form. (This program is available for dividend payments only; capital gains distributions are not eligible at this time.)

Direct Deposit

Lets you move money into your bank account using electronic funds transfer
(EFT). EFT moves your money faster than you would receive a check, eliminates unnecessary paper and mail, and avoids lost checks. Simply fill out a Pioneer Direct Deposit Form, giving your instructions.

Systematic Withdrawal Plan (SWP)

Lets you establish automatic withdrawals from your account at set intervals. You decide the frequency and the day of the month you want. Pioneer will send the proceeds by check to the address you designate, or electronically to your bank account. You also can authorize Pioneer to make the redemptions payable to someone else. (SWPs are available for accounts with a value of $10,000 or more.)


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                            This page for your notes.


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HOW TO CONTACT PIONEER

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:

Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                                 1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                              1-800-225-4321

Retirement plans information                                      1-800-622-0176

Telecommunications Device for the Deaf (TDD)                      1-800-225-1997

Write to us:

PIMSS, Inc.
P.O. Box 9014
Boston, Massachusetts 02205-9014

Our toll-free fax                                                 1-800-225-4240

Our Internet e-mail address                        ask.pioneer@pioneerinvest.com
(for general questions about Pioneer only)

Visit our web site:                                         www.pioneerfunds.com

This report must be preceded or accompanied by a current Fund prospectus.

[LOGO] PIONEER
       Investments(R)
Pioneer Investment Management, Inc.                                10299-00-0801
60 State Street                              (C) Pioneer Funds Distributor, Inc.
Boston, Massachusetts 02109                  Underwriter of Pioneer mutual funds
www.pioneerfunds.com                         [RECYCLE] Printed on Recycled Paper